UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2025

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Drive Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Summary of Proposals Submitted to Stockholders

On October 10, 2025, Abpro Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to the stockholders of the Company, as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on September 8, 2025, and amended on October 6, 2025 (the “Proxy Statement”):

Proposal 1:	The election of one director to serve as a Class I director until the 2028 annual meeting of stockholders.

Proposal 2:	The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3:	The approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of 1 for 30 (the “Reverse Stock Split”).

Voting Results

On the record date, there were 81,150,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), issued and 80,166,667 shares outstanding, entitled to 80,166,667 votes. Of the 80,166,667 votes that were eligible to be cast by the holders of common stock at the Annual Meeting, 49,531,941 votes, or approximately 61.8% of the total, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1: Election of Directors.

The Company’s stockholders elected the following director to serve as a Class I director until the 2028 annual meeting of stockholders. The votes regarding the election of this director were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ian McDonald	30,544,989	8,122,953	10,863,999

Proposal 2: Ratification of Appointment of Wolf & Company, P.C.

The Company’s stockholders ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,873,247	380,320	278,374	-

Proposal 3: Approval of the Reverse Stock Split.

The Company’s stockholders approved the proposal to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,657,935	-	-	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

	By:	/s/ Miles Suk
	Name:	Miles Suk
	Title:	Chief Executive Officer

Dated: October 14, 2025

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